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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

C1 FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-36595 (Commission File Number)	46-4241720 (IRS Employer Identification No.)

100 5th Street South

St. Petersburg, Florida 33701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 266-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 15, 2014, C1 Financial, Inc. (the “Registrant”) issued a press release announcing the results of the Registrant for the quarter ended September 30, 2014. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in this Current Report on Form 8-K and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 16, 2014, William H. Sedgeman, Jr. will cease to be the Senior Lender for the West Florida Market for C1 Bank (the “Bank”), a wholly-owned subsidiary of the Registrant. Mr. Sedgeman continues in his role as Director and Chairman of the Board of Directors of the Registrant and will serve as a Senior Advisor to the Bank. Alan G. Randolph is currently the Bank’s sole Senior Lender, adding the West Florida Market.

Effective October 16, 2014, Kathryn B. Pemble will cease to be the Chief Credit Officer of the Bank. Ms. Pemble continues in her role as Director, Vice Chairman of the Board of Directors and President of the Registrant. Jerry J. Allen, who joined the Bank in April 2014 as Deputy Chief Credit Officer, is now the Chief Credit Officer.

Item 8.01 Other Events

The Bank is subject to supervision and examination by the Federal Reserve. The Bank is required to submit to the Federal Deposit Insurance Corporation (the “FDIC”) certain reports entitled “Consolidated Reports of Condition and Income” (each, a “Call Report” and collectively, the “Call Reports”). The Bank's Call Reports are prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council. The publicly available portions of the Bank's Call Reports are on file with the FDIC and are publicly available on the FDIC's website at www.fdic.gov. The contents of the FDIC’s website are not incorporated by reference into, and are not otherwise a part of, this Form 8-K.

On October 15, 2014, the Bank filed its Call Report for the period ended September 30, 2014. The Registrant anticipates the publicly available portions of the Call Report will be available on the FDIC's website on or about October 17, 2014.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished herewith.

(d) Exhibits.

Exhibit Number	Description
99.1	C1 Financial, Inc. Earnings Release – Third Quarter 2014 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C1 FINANCIAL, INC.

By:	/s/ Trevor R. Burgess
Trevor R. Burgess
Chief Executive Officer

Date: October 16, 2014

index to exhibits

Exhibit Number	Description
99.1	C1 Financial, Inc. Earnings Release – Third Quarter 2014 Results